Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

8.  Property, Plant and Equipment

Property, plant and equipment consists of the following:

In thousands	2012	2011
Land, buildings and improvements	$1,232	$1,240
Machinery, fixtures and equipment	1,180	1,710
Leaseholds and improvements	23	20
Property, plant and equipment, Gross	2,435	2,970
Less accumulated depreciation	1,264	1,679
Property, plant and equipment, Net	$1,171	$1,291

Land, buildings and equipment having a net book value of $1.2 million and $1.3 million at December 31, 2012 and 2011, respectively, are pledged as collateral under various mortgage and other financing agreements. Subsequent to the end of the year, the Credit Agreement has been paid in full and satisfied, reducing the assets pledged as collateral to $0.8 million.